Exhibit 10.13
FORM OF
TERMINATION OF MANAGEMENT SERVICES AGREEMENT
     This Termination of Management Services Agreement (this “Agreement”) is dated as of                     , 2011. Reference is made herein to that certain Management Services Agreement, dated as of January 21, 2008, by and between Staffing Holding LLC, a Delaware limited liability company (“Staffing Holding”), and Staffmark Holdings, Inc., a Delaware corporation (formerly known as CBS Personnel Holdings, Inc.) (the “Company”), as amended by that Amendment of Management Services Agreement, dated April 1, 2010 (the “Management Services Agreement”). Staffing Holding and the Company hereby acknowledge and agree that effective as of the date hereof, and without the necessity for further act or evidence, the Management Services Agreement is fully and finally terminated in all respects, and all of the respective obligations and rights of each of the parties thereto shall be of no further force and effect other than final payment in full by the Company of all fees and expenses owing or otherwise payable to Staffing Holding under the Management Services Agreement through the date hereof (the “Final Payment”).
     Upon receipt of the Final Payment, Staffing Holding hereby releases and forever discharges the Company and its respective successors and assigns, and the Company hereby releases and forever discharges Staffing Holding and its successors and assigns, of and from all manner of actions, causes, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands, whatsoever in law or equity, that any such party or such party’s affiliates now has against any other such party, or that any such party or such party’s affiliates hereafter shall or may have against any other such party, for, upon, or by reason of any matter, cause or things whatsoever, arising or occurring on or at any time prior to the date hereof, arising out of or relating to the Management Services Agreement.
     The Company and Staffing Holding agree to cooperate with each other in the drafting and execution of such additional documents as are reasonably requested or required to implement the terms and spirit of this Agreement.
[Signature page immediately follows.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

STAFFING HOLDING LLC

By:

Name:

Title:

STAFFMARK HOLDINGS, INC.

By:

Name:

Title:

Signature Page to Termination of Management Services Agreement